UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2016

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 243-9250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 22, 2015, AMERI Holdings, Inc. (the “Company” or “AMERI”), through its wholly-owned subsidiaries, acquired all of the outstanding membership interests of Virtuoso, L.L.C. (“Virtuoso”), a Kansas limited liability company, pursuant to the terms of an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), by and among AMERI, Virtuoso Acquisition Inc., Ameri100 Virtuoso Inc., Virtuoso and the sole member of Virtuoso (the “Sole Member”).  Virtuoso is an SAP consulting firm specialized in providing services on SAP S/4 HANA finance, enterprise mobility and cloud migration and is based in Leawood, Kansas.

The purchase price paid to the Sole Member for the acquisition of Virtuoso consisted of: (a) a cash payment in the amount of $675,000 (due within 90 days of closing), (b) 101,250 shares of the AMERI’s common stock at closing, and (c) earn-out payments to be paid, if earned, in 2017 and 2018, all as more particularly outlined in the Merger Agreement.  The total consideration paid excludes transaction costs.

The parties to the Merger Agreement have made customary representations, warranties and covenants therein.  The foregoing description of the Virtuoso acquisition is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  A copy of the press release announcing the Virtuoso acquisition is furnished as Exhibit 99.1 to this Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Shares of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1
Agreement of Merger and Plan of Reorganization, dated as of July 22, 2016, by and among AMERI Holdings, Inc., Virtuoso Acquisition Inc., Ameri100 Virtuoso Inc., Virtuoso, L.L.C. and the sole member of Virtuoso, L.L.C. (Schedules, exhibits and similar attachments to the Merger Agreement that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.)

Exhibit 99.1	Press Release, dated July 25, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
Giri Devanur
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1
Agreement of Merger and Plan of Reorganization, dated as of July 22, 2016, by and among AMERI Holdings, Inc., Virtuoso Acquisition Inc., Ameri100 Virtuoso Inc., Virtuoso, L.L.C. and the sole member of Virtuoso, L.L.C. (Schedules, exhibits and similar attachments to the Merger Agreement that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.)

Exhibit 99.1	Press Release, dated July 25, 2016.